SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2019

Cigna Corporation

 (Exact name of registrant as specified in its charter)

Delaware	001-38769	82-4991898
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 Cottage Grove Road

Bloomfield, Connecticut 06002

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code:

(860) 226-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01	CI	New York Stock Exchange, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company []

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. []

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Item 1.01	Entry into a Material Definitive Agreement.

On October 10, 2019, Cigna Corporation, a Delaware corporation (“Cigna”), issued a press release announcing the early results of its previously announced (1) offers to Eligible Holders (as defined below) to exchange (the “Exchange Offers”) any and all of certain outstanding notes (collectively, the “Existing Notes”) issued by Cigna’s wholly-owned subsidiaries: Cigna Holding Company, a Delaware corporation (“CHC”), Express Scripts Holding Company (“ESHC”), a Delaware corporation, and Medco Health Solutions, Inc., a Delaware corporation (“Medco” and, together with CHC and ESHC, the “Subsidiary Issuers”), for (i) new senior notes to be issued by Cigna (collectively, the “New Cigna Notes”) and (ii) cash, and (2) solicitations of Eligible Holders of each series of Existing Notes to consent to certain proposed amendments to the indentures governing such Existing Notes (the “Consent Solicitations”).

On October 11, 2019, Cigna accepted for exchange the Existing Notes that were validly tendered prior to the early tender date and not withdrawn and consummated the exchange of such Existing Notes by issuing New Cigna Notes to exchanging holders. In connection with the early settlement of the Exchange Offers and the issuance of the New Cigna Notes, Cigna entered into that certain Supplemental Indenture No. 3 (the “Supplemental Indenture No. 3”), dated as of October 11, 2019, with CHC and ESHC, each as guarantors, and U.S. Bank National Association, as trustee, which such Supplemental Indenture No. 3 supplements the Indenture, dated as of September 17, 2018, among Cigna, CHC and ESHC, each as guarantors, and U.S. Bank National Association, as trustee.

The New Cigna Notes were not registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any other jurisdiction. The New Cigna Notes were offered only to persons who certified that they are either (1) “Qualified Institutional Buyers,” as such term is defined in Rule 144A under the Securities Act, or (2) persons that are outside the United States and that are (i) not “U.S. persons,” as such terms are defined in Rule 902 under the Securities Act and (ii) “non-U.S. qualified offerees” (such persons, “Eligible Holders”).

Supplemental Indenture No. 3

Pursuant to the Supplemental Indenture No. 3, on October 11, 2019, Cigna issued the following series of New Cigna Notes:

1.	$214,833,000 aggregate principal amount of its 4.500% 2021 Notes, which will mature on March 15, 2021. Cigna will pay interest on its 4.500% 2021 Notes on March 15 and September 15 of each year, commencing on March 15, 2020.

2.	$544,728,000 aggregate principal amount of its 4.00% 2022 Notes, which will mature on February 15, 2022. Cigna will pay interest on its 4.00% 2022 Notes on February 15 and August 15 of each year, commencing on February 15, 2020.

3.	$3,077,000 aggregate principal amount of its 8.30% 2023 Notes, which will mature on January 15, 2023. Cigna will pay interest on its 8.30% 2023 Notes on January 15 and July 15 of each year, commencing on January 15, 2020.

4.	$40,289,000 aggregate principal amount of its 7.65% 2023 Notes, which will mature on March 1, 2023. Cigna will pay interest on its 7.65% 2023 Notes on March 1 and September 1 of each year, commencing on March 1, 2020.

5.	$756,761,000 aggregate principal amount of its 3.250% 2025 Notes, which will mature on April 15, 2025. Cigna will pay interest on its 3.250% 2025 Notes on April 15 and October 15 of each year, commencing on, October 15, 2019.

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6.	$178,804,000 aggregate principal amount of its 7.875% 2027 Notes, which will mature on May 15, 2027. Cigna will pay interest on its 7.875% 2027 Notes on May 15 and November 15 of each year, commencing on November 15, 2019.

7.	$547,120,000 aggregate principal amount of its 3.050% Notes, which will mature on October 15, 2027. Cigna will pay interest on its 3.050% 2027 Notes on April 15 and October 15 of each year, commencing on October 15, 2019.

8.	$31,882,000 aggregate principal amount of its 8.30% Step-Down Notes, which will mature on January 15, 2033. Cigna will pay interest on its 8.30% 2033 Step-Down Notes on January 15 and July 15 of each year, commencing on January 15, 2020. The interest rate on Cigna’s 8.30% 2033 Step-Down Notes will step-down from 8.30% per annum to 8.08% per annum on and from January 15, 2023.

9.	$175,076,000 aggregate principal amount of its 6.150% 2036 Notes, which will mature on November 15, 2036. Cigna will pay interest on its 6.150% 2036 Notes on May 15 and November 15 of each year, commencing on November 15, 2019.

10.	$91,102,000 aggregate principal amount of its 5.875% 2041 Notes, which will mature on March 15, 2041. Cigna will pay interest on its 5.875% 2041 Notes on March 15 and September 15 of each year, commencing on March 15, 2020.

11.	$295,860,000 aggregate principal amount of its 5.375% 2042 Notes, which will mature on February 15, 2042. Cigna will pay interest on its 5.375% 2042 Notes on February 15 and August 15 of each year, commencing on February 15, 2020.

12.	$964,658,000 aggregate principal amount of its 3.875% 2047 Notes, which will mature on October 15, 2047. Cigna will pay interest on its 3.875% 2047 Notes on April 15 and October 15 of each year, commencing on October 15, 2019.

13.	$386,240,000 aggregate principal amount of its 3.300% 2021 Notes, which will mature on February 25, 2021. Cigna will pay interest on its 3.300% 2021 Notes on February 25 and August 25 of each year, commencing on February 25, 2020.

14.	$909,504,000 aggregate principal amount of its 4.750% 2021 Notes, which will mature on November 15, 2021. Cigna will pay interest on its 4.750% 2021 Notes on May 15 and November 15 of each year, commencing on November 15, 2019.

15.	$771,699,000 aggregate principal amount of its 3.900% 2022 Notes, which will mature on February 15, 2022. Cigna will pay interest on its 3.900% 2022 Notes on February 15 and August 15 of each year, commencing on February 15, 2020.

16.	$424,807,000 aggregate principal amount of its 3.050% 2022 Notes, which will mature on November 30, 2022. Cigna will pay interest on its 3.050% 2022 Notes on May 30 and November 30 of each year, commencing on November 30, 2019.

17.	$849,224,000 aggregate principal amount of its 3.000% 2023 Notes, which will mature on July 15, 2023. Cigna will pay interest on its 3.000% 2023 Notes on January 15 and July 15 of each year, commencing on January 15, 2020.

18.	$713,257,000 aggregate principal amount of its 3.50% 2024 Notes, which will mature on June 15, 2024. Cigna will pay interest on its 3.50% 2024 Notes on June 15 and December 15 of each year, commencing on December 15, 2019.

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19.	$1,232,326,000 aggregate principal amount of its 4.500% 2026 Notes, which will mature on February 25, 2026. Cigna will pay interest on its 4.500% 2026 Notes on February 25 and August 25 of each year, commencing on February 25, 2020.

20.	$1,318,547,000 aggregate principal amount of its 3.400% 2027 Notes, which will mature on March 1, 2027. Cigna will pay interest on its 3.400% 2027 Notes on March 1 and September 1 of each year, commencing on March 1, 2020.

21.	$417,008,000 aggregate principal amount of its 6.125% 2041 Notes, which will mature on November 15, 2041. Cigna will pay interest on its 6.125% 2041 Notes on May 15 and November 15 of each year, commencing on November 15, 2019.

22.	$1,405,394,000 aggregate principal amount of its 4.800% 2046 Notes, which will mature on July 15, 2046. Cigna will pay interest on the New Cigna 4.800% 2046 Notes on January 15 and July 15 of each year, commencing on January 15, 2020.

23.	$348,886,000 aggregate principal amount of its 4.125% 2020 Notes, which will mature on September 15, 2020. Cigna will pay interest on its 4.125% 2020 Notes on March 15 and September 15 of each year, commencing on March 15, 2020.

The foregoing description of the Supplemental Indenture No. 3 does not purport to be complete and is qualified in its entirety by reference to the Supplemental Indenture No. 3, which is filed as Exhibit 4.1 to this Current Report on Form 8-K, and incorporated herein by reference as though fully set forth herein.

Registration Rights Agreement

In connection with the issuance of the New Cigna Notes, on October 11, 2019, Cigna entered into a Registration Rights Agreement (the “Registration Rights Agreement”), together with CHC and ESHC, each as guarantors, and J.P. Morgan Securities LLC, Deutsche Bank Securities Inc. and Wells Fargo Securities, LLC, each as dealer managers (collectively, the “Dealer Managers”). Pursuant to the Registration Rights Agreement, Cigna has agreed to, for the benefit of the holders of each series of New Cigna Notes, use its commercially reasonable efforts to (1) file a registration statement on an appropriate registration form with respect to a registered offer to exchange the New Cigna Notes for new notes (the “Registered Exchange Offer”), with terms substantially identical in all material respects to the New Cigna Notes (except that the new notes will not contain terms with respect to transfer restrictions or any increase in annual interest rate), (2) cause the registration statement to become effective under the Securities Act and (3) complete the Registered Exchange Offer by October 11, 2020.

If the Registered Exchange Offer is not completed on or before October 11, 2020, or, upon receipt of a written request from any Dealer Manager representing that it holds New Cigna Notes that are ineligible to be exchanged in the Registered Exchange Offer, Cigna will use its commercially reasonable efforts to file and to cause to become effective a shelf registration statement relating to resales of the New Cigna Notes.

If a “Registration Default” (as such term is defined in the Registration Rights Agreement) occurs with respect to the New Cigna Notes of a particular series, the annual interest rate on such series of New Cigna Notes will increase by 0.25% for the first 90-day period beginning on the day immediately following the Registration Default. The annual interest rate on the New Cigna Notes will increase by an additional 0.25% for each subsequent 90-day period during which the Registration Default continues, up to a maximum additional interest rate of 1.00% per year. If the Registration Default is corrected, the applicable interest rate on the applicable series of New Cigna Notes will revert to the original level.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Registration Rights Agreement, which is filed as Exhibit 4.2 to this Current Report on Form 8-K, and incorporated herein by reference as though fully set forth herein.

Amendments to Certain of the Indentures Governing the Existing Notes

In connection with the receipt of the requisite consents in the Consent Solicitations, on October 11, 2019, each of the Subsidiary Issuers entered into supplemental indentures to the indentures governing each series of

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Existing Notes (other than the existing 8.30% Notes due 2023 and the existing 7.65% Notes due 2023, each issued by CHC) issued by them, as applicable, to effect the amendments described in Cigna’s Offering Memorandum and Consent Solicitation Statement, dated as of September 26, 2019.

CHC entered into (1) that certain Supplemental Indenture No. 12, dated as of October 11, 2019 (the “Supplemental Indenture No. 12”), with Cigna, as parent guarantor, and U.S. Bank, National Association, as trustee, which such Supplemental Indenture No. 12 supplements the Indenture, dated as of August 16, 2006, by, among others, CHC and U.S. Bank National Association, as trustee and (2) that certain Supplemental Indenture No. 2, dated as of October 11, 2019 (the “Supplemental Indenture No. 2”), with Cigna, as parent guarantor, and HSBC Bank USA, National Association, as trustee, which such Supplemental Indenture No. 2 supplements the Indenture, dated as of January 1, 1994, by, among others, CHC and HSBC Bank USA, National Association, as trustee, in each case to eliminate certain of the covenants, restrictive provisions, reporting requirements, events of default and related provisions contained in the applicable indenture.

ESHC entered into that certain Twenty-Sixth Supplemental Indenture, dated as of October 11, 2019 (“Twenty-Sixth Supplemental Indenture”), with Cigna, as parent guarantor, and Wells Fargo Bank, National Association, as trustee, which such Twenty-Sixth Supplemental Indenture supplements the Indenture, dated as of November 21, 2011, by, among others, ESHC and Wells Fargo Bank, National Association, as trustee, to eliminate certain of the covenants, restrictive provisions, reporting requirements, events of default and related provisions contained therein.

Medco entered into that certain Seventh Supplemental Indenture, dated as of October 11, 2019 (“Seventh Supplemental Indenture”), with Cigna, as parent guarantor, and U.S. Bank Trust National Association, as trustee, which such Seventh Supplemental Indenture supplements the Indenture, dated as of March 18, 2008, by, among others, Medco and U.S. Bank Trust National Association, as trustee, to eliminate certain of the covenants, restrictive provisions, reporting requirements, events of default and related provisions contained therein.

The foregoing descriptions of Supplemental Indenture No. 12, Supplemental Indenture No. 2, the Twenty-Sixth Supplemental Indenture and the Seventh Supplemental Indenture do not purport to be complete and are qualified in their entirety by reference to Supplemental Indenture No. 12, Supplemental Indenture No. 2, the Twenty-Sixth Supplemental Indenture and the Seventh Supplemental Indenture, which are filed as Exhibits 4.3, 4.4, 4.5 and 4.6, respectively, to this Current Report on Form 8-K, each of which is incorporated herein by reference as though fully set forth herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 7.01	Regulation FD Disclosure.

A copy of the press release announcing the early results of the Exchange Offers and Consent Solicitations is furnished as Exhibit 99.1 to this Current Report 8-K, and is incorporated by reference herein.

This information under this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act or the Exchange Act, whether made before or after the date of this Current Report on Form 8-K, except as shall be expressly set forth by specific reference in such a filing.

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Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	Supplemental Indenture No. 3, dated as of October 11, 2019, among Cigna Corporation, as the Issuer, Cigna Holding Company and Express Scripts Holding Company, each as guarantors, and U.S. Bank, National Association, as trustee
4.2	Registration Rights Agreement, dated as of October 11, 2019, among Cigna Corporation, as the Issuer, Cigna Holding Company and Express Scripts Holding Company, each as guarantors, and J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., and Wells Fargo Securities, LLC, each as dealer managers
4.3	Supplemental Indenture No. 12, dated as of October 11, 2019, among Cigna Holding Company, as Issuer, Cigna Corporation, as parent guarantor, and U.S. Bank, National Association, as trustee
4.4	Supplemental Indenture No. 2, dated as of October 11, 2019, among Cigna Holding Company, as Issuer, Cigna Corporation, as parent guarantor, and HSBC Bank USA, National Association, as trustee
4.5	Twenty-Sixth Supplemental Indenture, dated as of October 11, 2019, among Express Scripts Holding Company, as Issuer, Cigna Corporation, as parent guarantor, and Wells Fargo Bank, National Association, as trustee
4.6	Seventh Supplemental Indenture, dated as of October 11, 2019, among Medco Health Solutions, Inc., as Issuer, Cigna Corporation, as parent guarantor and U.S. Bank Trust National Association, as trustee
99.1	Press release, dated October 10, 2019

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cigna Corporation

Date: October 11, 2019	By: /s/ Eric P. Palmer
Eric P. Palmer
Executive Vice President and Chief Financial Officer

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